                                   EXHIBIT B
                     FORM OF REGISTRATION RIGHTS AGREEMENT


          This REGISTRATION RIGHTS AGREEMENT (this "Registration Rights Agreement"), dated as of August 7, 1998, by and between Iterated Systems, Inc., a Georgia corporation (the "Company"), and MCI Telecommunications Corporation, a Delaware corporation ("MCI").

          WHEREAS, MCI and Iterated are parties to that certain Warrant Agreement (the "Warrant Agreement") dated of even date herewith;

          WHEREAS, pursuant to the Warrant Agreement, the Holder (as defined below) has been issued, warrants (the "Warrants") to purchase shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock");

          WHEREAS, to induce MCI to enter into the Master License Agreement (as defined in the Warrant Agreement) and the Warrant Agreement, the Company has agreed to grant the registration and other rights contained in this Agreement;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:


     1.  Definitions.  As used in this Agreement, the following terms have the
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meanings indicated:

          (a) the term "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration after the date hereof effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document;

          (b) the term "REGISTRABLE SECURITIES" means the Common Stock and any other capital stock of the Company, which is part of a series or class of securities that is (i) publicly traded or (ii) subject to a registration rights agreement, in each case issued or issuable by the Company upon the exercise of the Warrants issued or issuable under the Warrant Agreement (including shares received from the Company with respect to or in replacement of such shares by reason of splits, dividends, combinations and recapitalizations), and any capital stock of the Company into which such Common Stock or other capital stock of the Company may be changed and securities of any successor or acquiring corporation received by or distributed to the holders of such Common Stock or other capital stock (such securities, together with the Company's Common Stock, shall collectively be referred to hereinafter as, the "Common Stock"), but excluding any securities which at any time may be resold by the Holder owning such securities without restriction pursuant to Rule 144 or other comparable provision of the Act

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

("Rule 144"), provided, however, that the Company delivers information reasonably satisfactory to the Holder to allow the Holder to make a determination as to the availability of such rules;

          (c) the "REGISTRABLE SECURITIES THEN OUTSTANDING" will be determined by the number of shares outstanding which are, and the number of shares issuable pursuant to then exercisable Warrants which are, Registrable Securities;

          (d) the term "CAPITAL STOCK" means any and all shares, interests, participations, or other equivalents (however designated) of capital stock, or any and all equivalent ownership interests;

          (e) the term "HOLDER" means MCI, or any assignee thereof in accordance with SECTION 10;

          (f) "MARKET VALUE" as of any date with respect to any security means the average of the Quoted Prices of such security for the twenty (20) consecutive days such securities are traded ("Trading Days") (or, if such security is publicly traded but has been so traded for less than twenty (20) consecutive Trading Days, such shorter period in which such security has been publicly traded) immediately preceding such date; provided, however, that, if an event described in clauses (i) through (iii) of SECTION 3(A) of the applicable Warrant occurs with respect to such security during the period from the first of such consecutive Trading Days through the last of such consecutive Trading Days, the computation of Market Value shall be appropriately adjusted to take account of such event. "Quoted Price" of any security for any date shall be the last reported sales price of such security as reported by the principal national securities exchange on which such security is listed or traded, or as reported by the Nasdaq Stock Market, Inc. ("Nasdaq"), or if such security is neither so reported nor listed or traded, the average of the last reported bid and ask prices of such security in the over-the-counter market on such date. If such security is not listed or traded on any national securities exchange or quoted on Nasdaq or otherwise in the over-the-counter market, the Market Value shall be deemed an amount mutually agreed upon between the Company and MCI, and if no agreement can be reached, then the Market Value of such security as of any date shall be the fair market value thereof as determined by an independent nationally recognized investment banking firm selected by investment banking firms representing each of the Company and MCI. The Company and MCI shall share equally all costs of all determinations of fair market value by such nationally recognized investment banking firm.

     2.  S-3 Demand Registration Rights.
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                                      -2-
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          (a) In the event that the Company completes an initial registered public offering (an "IPO") of Registrable Securities then, commencing on the first anniversary of the closing date of such IPO, the Holders holding at least a majority of the Registrable Securities then held by all Holders may request in writing that the Company effect a registration in accordance with the provisions of the Act of all or a portion of such Holder's Registrable Securities (which written request by the Holders will specify the aggregate number of shares of Registrable Securities requested to be registered), and the Company shall, upon receipt of such request, use its best efforts to file and have declared effective a registration statement covering such Holder's Registrable Securities requested to be registered; provided, however, that the Company will not be
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required to take any action pursuant to this SECTION 2(A) if the Company has failed to meet the then-current eligibility requirements for the use of Form S-3, unless any failure to meet such eligibility requirements results from any action or inaction on the part of the Company.

provided further, however, that the Company will be permitted to satisfy its
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obligations under this SECTION 2(A) by amending (to the extent permitted by applicable law) any registration statement previously filed by the Company under the Act so that such registration statement (as amended) will permit the disposition (in accordance with the intended methods of disposition specified as aforesaid) of all of the Registrable Securities for which a demand for registration has been made under this SECTION 2(A). If the Company so amends a previously filed registration statement, it will be deemed to have effected a registration for purposes of this SECTION 2(A).

          (b) The Holders delivering such request may distribute the Registrable Securities covered by such request by means of an underwritten offering or any other means, as reasonably determined by such Holders (the "Selling Holders"). In connection with any underwritten offering pursuant to a registration statement filed pursuant to a demand made pursuant to SECTION 2(A), the Selling Holders of a majority in number of the Registrable Securities to be included in the registration statement will have the right to select a managing underwriter or underwriters to administer the offering, which managing underwriter or underwriters will be reasonably satisfactory to the Company. Notwithstanding any other provision of this SECTION 2, if the Underwriter advises the Selling Holders and the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company will so advise the Selling Holders, and the number of shares of Registrable Securities that may be included in the underwriting will be allocated among all requesting Selling Holders thereof, in proportion (as nearly as practicable) to the amount of Registrable Securities then outstanding owned by each such Selling Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting will not be reduced unless all other securities are first entirely excluded from the underwriting.

          (c) Notwithstanding the foregoing, the Company is obligated to effect only a registration pursuant to this SECTION 2 if in the twelve (12) months prior to the date of such request the Company shall not have effected a registration for the Holder; provided, however, a registration shall not count as a registration pursuant to this SECTION 2 unless (i) the Selling Holders are able to register all of the Registrable Securities requested to be included in such registration; and (ii) the registration has become effective and remained effective in compliance with the provisions of the Act with respect to the disposition of all Registrable Securities requested to be registered for a period not to exceed ninety (90) days or such earlier time as all of the Registrable Securities have been either (A) disposed of by the Holder pursuant to a registration statement, or (B) sold pursuant to Rule 144 or otherwise without compliance with the registration requirements of the Act; and, provided further, that the Company will pay all registration expenses in connection with any registration initiated at the request of a Holder to the extent provided below in SECTION 6.

          (d) Notwithstanding the foregoing, if the Company furnishes to the Selling Holders requesting a registration statement pursuant to SECTION 2(B), a certificate signed by the President of the Company stating that in the good faith judgment of the Company, it would be materially detrimental to the Company and its stockholders for a registration statement to be filed or for sales to occur under an effective registration statement and it is therefore essential to defer the filing of or sales under such registration statement, the Company will have the right to (i) defer taking action with respect to such filing, for a period of not more than one hundred twenty (120) days after receipt of the request of the Selling Holders; or (ii) if the registration statement is effective, request each Holder of securities thereunder not to (and upon receipt of such request each such Holder agrees not to) make any sales pursuant thereto for a period not to exceed five (5) days following such request; provided, however, that during either such period, the Company shall not be entitled to file any other registration statement relating to the Company's securities pursuant to any other outstanding registration rights agreement or for any other secondary offering; and provided further, that the Company shall not have the right to so defer such action more than once in each case in any twelve (12) month period and the period of effectiveness in paragraph (c) above shall be extended for each day sales are suspended pursuant to clause (ii) above.

     3.  Company Registration.  If at any time after the IPO (but without any
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obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-4 or S-5 relating to a reorganization, sale of assets or business combination transaction, Form S-8 relating solely to the sale of securities to or by participants in a Company stock option or other employee benefit plan, or a registration on any other form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company will, at such time, promptly give each Holder written notice of such registration no less than forty-five (45) days prior to the proposed effective date of such registration. Upon the written request of each Holder given within twenty (20) days after the mailing of such notice by the Company, the Company will, subject to the provisions of SECTION 7, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.
The registration expenses of the Holders of the Registrable Securities incurred pursuant to this SECTION 3 shall be paid by the Company to the extent provided in SECTION 6 below.

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     4.  Obligations of the Company.  Whenever required under this Agreement to
         --------------------------
effect the registration of any Registrable Securities then outstanding, the Company will, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, subject to applicable law, keep such registration statement effective until such time as the Company has filed and there has been declared effective a Form S-3 registration statement covering such Registrable Securities and the intended disposition thereof, and in the case of a Form S-3 registration statement filed pursuant to SECTION 2, to keep such registration statement effective for the period set forth herein, to the extent permitted by and subject to applicable law.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders such numbers of copies of the registration statement, each amendment and supplement thereto, the prospectus included in such registration statement, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its best efforts to register and qualify by no later than the effective date of the registration statement the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as will be reasonably requested in writing by the Holders, and take all other actions which may be reasonably necessary or advisable to enable the disposition of the Registrable Securities of the Holder in such jurisdictions covered by such registration statement; provided that the Company will not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (f) Use its commercially reasonable efforts to obtain all other approvals, covenants, exemptions or authorizations from such governmental agencies or authorities as may be necessary to enable the Holder to consummate the disposition of such Registrable Securities.

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

          (g) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting will also enter into and perform its obligations under such an agreement.

          (h) Use its best efforts to furnish, at the request of the Holders requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, in the case of (ii) below, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in such an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in such an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

          (i) Cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed not later than the effective date of such registration statement, or, if similar securities are reported on Nasdaq, cause all such Registrable Securities to be reported on Nasdaq. If such Registrable Securities are not then listed on a national securities exchange or reported on Nasdaq, use reasonable efforts to facilitate the listing or reporting of such Registrable Securities on a national securities exchange or Nasdaq, as the case may be.

          (j) Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement.

          (k) Make available for reasonable inspection by any Holder participating in such registration, any underwriter participating in any disposition pursuant to such registration statement, any accountant or other agent retained by MCI on behalf of such Holders or any one counsel selected by MCI on behalf of such Holders as a group, all financial and other records, pertinent corporate documents and properties of the Company reasonably requested, and cause the Company's officers, directors, employees and independent accountants to supply information reasonably requested by any Holder or any such underwriter, attorney, accountant or agent in connection with such registration statement; provided that the Company shall be under no obligation to disclose proprietary or privileged non-public information that the Company, in the opinion of the Company's counsel, is not required to be disclosed in such registration statement or in any prospectus in connection therewith.

          (l) Advise the Holders participating in such registration after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the

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

effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

          (m) Within a reasonable period prior to the filing of any registration statement or prospectus, or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to the Holders participating in such registration and, except with respect to any registration pursuant to
SECTION 3, refrain from filing any such registration statement, prospectus, amendment or supplement to which one counsel, selected by MCI on behalf of such Holders as a group, shall have reasonably objected to on the grounds that such document does not comply in all material respects with the requirements of the Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under the applicable federal or state law and such filing will not violate applicable laws.

          (n) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company's first full fiscal quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of SECTION 11(A) of the Act and Rule 158 thereunder.

     5.  Furnishing of Information.  It will be a condition precedent to the
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obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any Selling Holder that such Holder will furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as will be required to effect the registration of such Holder's Registrable Securities.

     6.  Expenses of Registration.  The Company shall bear all expenses other
         ------------------------
than Selling Holder Expenses (as defined below) incurred in any Registration, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), messenger and delivery expenses, fees and expenses of complying with federal and state securities and Blue Sky laws, printing expenses and fees and disbursements of the independent certified public accountants (including for any special audits) and fees for the Company's counsel. Each Selling Holder shall bear his or her equitable share of any Selling Holder Expenses. "Selling Holder Expenses" shall consist of (i) Selling Holder's legal, accounting, consulting and advisory fees and costs and (ii) any proportionate share of brokerage or underwriting fees, expenses or commissions.

     7.  Underwriting Requirements.  In connection with any offering involving
         -------------------------
an underwriting of shares of the Company's Capital Stock, the Company will not be required under SECTION 3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters). If the underwriter delivers a written opinion to the Selling Holders and the Company that the total amount of securities, including Registrable Securities, requested by such Selling Holders to be included in such offering exceeds the amount of securities to be sold other than by the Company that the underwriters determine in their sole reasonable discretion is compatible with the success of the offering, then the Company will be required to include in the offering only that number of Registrable Securities, if any, and securities of other stockholders which the underwriters determine in their sole reasonable discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among all selling stockholders according to the total number of registrable securities owned by each selling stockholder or in such other proportions as will mutually be agreed to by such selling stockholders); provided, however, no shares being sold by a stockholder exercising a demand registration right similar to that granted in SECTION 2 shall be required to be excluded from such offering unless all other securities are first entirely excluded from the underwriting.

     8.  Indemnification.  If any Registrable Securities are included in a
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registration statement under this Agreement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, their respective partners, officers, employees, directors and agents, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter ("Controlling Person") within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in (A) such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (B) any application or other document, or amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Registrable Securities under the Blue Sky or securities thereof or filed with the SEC or any securities association or securities exchange (each an "Application"), or (ii) the omission or alleged omission to state in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or any Application a material fact required to be stated therein, or necessary to make the statements therein not misleading; and the Company will pay to each such Holder, underwriter or Controlling Person, any legal or other expenses reasonably incurred by them (as incurred) in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this SUBSECTION 8(A) will not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld or delayed), nor will the Company be liable in any such case to any Holder for any such loss, claim,

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damage, liability, or action to the extent that it arises out of or is based upon a Violation (other than alleged violations) as ultimately determined by a final judgment of a court of competent jurisdiction which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder.

          (b) To the extent permitted by law, each Selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers and agents who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act or the 1934 Act, any underwriter, any other Holder selling securities in such registration statement and any Controlling Person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Act, or the 1934 Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any Violation (other than alleged violations), in each case to the extent (and only to the extent) that such Violation consists of omission of material facts or material falsity in reliance upon and in conformity with written information furnished by such Holder expressly for use in such registration statement as ultimately determined by a final judgment of a court of competent jurisdiction; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this SUBSECTION 8(B) (as incurred), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this SUBSECTION 8(B) will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent will not be unreasonably withheld or delayed; and, provided further, that in no event will any indemnity under this SUBSECTION 8(B) exceed the net proceeds from the offering received by such Holder.

          (c) Promptly after receipt by an indemnified party under this SECTION 8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this SECTION 8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party will have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) will have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party is inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, will relieve such indemnifying party of any liability to the indemnified party under this SECTION 8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this SECTION 8. The payments required by this SECTION 8 will be made periodically throughout the course of investigation or defense, as and when bills are received or expenses incurred, provided that the indemnified party seeking reimbursement of expenses hereunder undertakes in a writing reasonably satisfactory to the indemnifying party, to repay all amounts previously paid over to the indemnified party if it is ultimately determined (by a final judgment of a court of competent jurisdiction) that such party is not entitled to indemnification hereunder.

          (d) If the indemnification provided for in this SECTION 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party to this Agreement, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement will control.

          (f) The obligations of the Company and Holders under this SECTION 8 will survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

     9.  Reports Under Securities Exchange Act of 1934.  With a view to making
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available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act; and

          (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon written request (i) a written statement by the Company that it has complied in all material respects with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the SEC, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

     10.  Assignment of Registration Rights.  The rights to cause the Company to
          ---------------------------------
register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations) by a Holder to transferee(s) or assignee(s) of such securities. The Holder shall furnish the Company within a reasonable time after such transfer, with written notice of the name and address of such transferee(s) or assignee(s) and the securities with respect to which such registration rights are being assigned. Notwithstanding any assignment by a Holder of its registration and other rights hereunder in connection with its transfer of Registrable Securities, such Holder shall retain all such registration and other rights under this Agreement in respect of those Registrable Securities that it continues to hold.

     11.  No Inconsistent Agreements; Limitations on Subsequent Registration
          --------------------------  --------------------------------------
Rights.
------

          (a) The Company represents and warranties to MCI that it is not a party to any agreement with respect to its securities which would prohibit it from fully performing its obligations hereunder.

          (b) From and after the date of this Agreement, if the Company enters into any agreement granting any person rights (i) to demand that the Company register securities of the Company under the Act or (ii) to have securities of the Company included in a registration statement, which are more favorable than these registration rights provisions in any regard (including, without limitation, those relating to the expenses to be borne by the Company), the rights granted herein shall be deemed to be amended to include such particular more favorable rights in lieu of the corresponding rights set forth herein.

     12.  "Market Stand-Off" Agreement.  Each Holder hereby agrees that if an
           ---------------------------
offering is made by means of a proposed underwriting, during the period of duration specified by the Company and an underwriter of the Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it will not, to the extent requested by such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of any securities of the Company held by it at any time during such period (except the Registrable Securities included in such registration) not to exceed one hundred eighty

(180) days in the case of the Company's IPO and not to exceed ninety (90) days in the case of all subsequent registration statements for underwritten offerings; provided, however, that all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements; and provided further, however, that notwithstanding the foregoing provision, the Holders shall be afforded at least ninety (90) days during a twelve (12) month period in which they shall not be subject to the restrictions of this SECTION 12, and in any event, the Holders may sell, transfer or otherwise dispose of the Warrants if the purchaser or donee thereof agrees to be bound by this SECTION 12 in respect of securities issuable upon exercise of the Warrants.

          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

     13.  Adjustments Affecting Registrable Securities.  The Company will not
          --------------------------------------------
take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the Holders to include Registrable Securities in a registration undertaken pursuant hereto. However, nothing in this Agreement shall limit the Company's ability to register, offer and sell securities.

     14.  Amendments.  The approval by each of (i) the Company and (ii) Holders
          ----------
of a majority of the Registrable Securities then outstanding hereunder shall be required to amend, modify or waive the provisions of this Agreement.

     15.  Notices.  All notices, demands, requests, or other communications
          -------
which may be or are required to be given or made by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, or mailed first-class registered or certified mail, return receipt requested, postage pre-paid, or delivered by overnight air courier, or transmitted by facsimile transmission addressed as follows:

          If to MCI:

                    MCI Telecommunications Corporation
                    1801 Pennsylvania Avenue, N.W.
                    Washington, D.C.  20006
                    Attn:  Chief Financial Officer
                    Fax:  202-887-2348

          with a copy to:

                    MCI Communications Corporation
                    1801 Pennsylvania Avenue, N.W.
                    Washington, D.C.  20006

                    Attn:  General Counsel
                    Fax:  202-887-3353

          If to Iterated:

                    Iterated Systems, Inc.
                    3525 Piedmont Road
                    Suite 600
                    Atlanta, Georgia 30305
                    Attention:  President and CEO
                    Fax:  404-264-8300

          with a copy to:

                    Morris Manning & Martin, LLP
                    3343 Peachtree Road, N.E.
                    Suite 1600
                    Atlanta, Georgia 30326
                    Attention:  John C. Yates, Esq.
                    Fax:  404-365-9532

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be given, served or sent. Each notice, demand, request or communication which shall be mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent or received for all purposes as such time as it is delivered to the addressees (with the return receipt, the facsimile confirmed receipt, the delivery receipt or affidavit of messenger being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

     17.  Waiver.  Any term or condition of this Agreement may be waived at any
          ------
time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

     18.  Headings.  The headings used in this Agreement have been inserted for
          --------
convenience of reference only and do not define or limit the provisions hereof.

     19.  Severability; Reformation.  Should any one or more of the provisions
          -------------------------
of this Agreement or of any agreement entered into pursuant to this Agreement be determined by an arbitrator or court of proper jurisdiction to be illegal or unenforceable, then such illegal or unenforceable provision shall be modified by the proper court or arbitrator to the extent necessary and possible to make such provision enforceable, and such modified provision and all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement


                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK] shall be given effect separately from the provision or portion thereof determined to be illegal or unenforceable and shall not be affected thereby.

     20. Governing Law. This Agreement shall be governed by and construed in
         --------------
accordance with the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.

     21. Counterparts. To facilitate execution, this Agreement may be executed
         -------------
in counterparts; and it shall not be necessary that the signatures of, or on behalf of, each party, or the signatures of all persons required to bind a party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or the signatures of the persons required to bind any party, appear on the counterparts. All counterparts shall collectively constitute a single agreement.


          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                         ITERATED SYSTEMS, INC.


                         By:__________________________

                            Name:
                            Title:


                         MCI TELECOMMUNICATIONS CORPORATION


                         By:__________________________

                            Name:
                            Title: